Fees Summary	Jul. 01, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 230,000,001
Previously Paid Amount	0
Total Fee Amount	35,213.01
Total Offset Amount	0
Net Fee	$ 35,213.01